UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): August 1, 2005
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On August 1st, 2005, Chico’s FAS, Inc. (the “Company”) and James P. Frain entered into an Employment Transition, Resignation and Release Agreement (the “ Transition Agreement”), consistent in large measure with the Employment Agreement between the Company and Mr. Frain dated as of May 1, 2004, and providing that, among other things and subject to the terms set forth therein, (i) Mr. Frain will continue to provide his services as Executive Vice President and Chief Marketing Officer until February 28, 2006 and, in consideration for performing such services, will continue to receive his current basic salary, fiscal 2005 bonuses and fringe benefits provided to other Chief Officers, and (ii) after February 28, 2006 and until August 31, 2006, Mr. Frain will continue to be employed by the Company as a non-officer consulting employee and shall handle marketing projects as assigned to him by the Company’s Chief Executive Officer or the Company’s Chief Operating Officer, and, in consideration for performing such services, will receive a monthly salary of $40,000 and certain continuing fringe benefits.
     The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Transition Agreement is filed as Exhibit 10.1 to this Report and is incorporated by reference herein.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 1, 2005, Chico’s FAS, Inc. (the “Company”) announced the promotion of Charles L. Nesbit, Jr. to the position of Executive Vice President - Chief Operating Officer.
     A copy of the press release issued in connection with the promotion of Mr. Nesbit is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 8.01. Other Events.
     In addition to the management change noted above under Item 5.02 with respect to the promotion of Mr. Nesbit to Executive Vice President - Chief Operating Officer, the Company announced other management changes.
     A copy of the press release issued in connection with the promotion of Mr. Nesbit and other management changes is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit 10.1	Employment Transition, Resignation, And Release Agreement between the Company and James P. Frain dated August 1, 2005

Exhibit 99.1	Chico’s FAS, Inc. Press Release dated August 1, 2005

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: August 2, 2005	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President — Finance
and Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Employment Transition, Resignation, And Release Agreement between the Company and James P. Frain dated August 1, 2005

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated August 1, 2005